UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 2, 2011

ARROW ELECTRONICS, INC.
(Exact Name of Registrant as Specified in Charter)

NEW YORK	1-4482	11-1806155
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

50 MARCUS DRIVE, MELVILLE, NEW YORK  11747
(Address of Principal Executive Offices)

Registrant's telephone number, including area code: (631) 847-2000

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 20.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.              Submission of Matters to a Vote of Security Holders

The annual meeting of shareholders of Arrow Electronics, Inc. (the “Company”) was held on May 2, 2011. The proposals are described in the Company’s Proxy Statement in connection with the 2011 Annual Meeting of Shareholders. As of the record date, there were a total of 116,060,518 shares of common stock outstanding and entitled to vote at the annual meeting. At the annual meeting 103,180,009 shares of common stock were represented in person or by proxy.  Therefore, a quorum was present.

Proposal 1 — Election of Directors

The number of directors is fixed at eleven and the following persons were nominated to serve, and were elected, as directors of the Company. The voting results for each nominee were as follows:

Board Member	For	Withheld	Broker Non-votes
Daniel W. Duval	95,637,659	1,182,508	6,359,842
Philip K. Asherman	96,047,321	772,846	6,359,842
Gail E. Hamilton	95,675,530	1,144,637	6,359,842
John N. Hanson	95,694,825	1,125,342	6,359,842
Richard S. Hill	61,884,160	34,936,007	6,359,842
M.F. (Fran) Keeth	96,038,572	781,595	6,359,842
Andrew C. Kerin	96,048,177	771,990	6,359,842
Michael J. Long	94,069,252	2,750,915	6,359,842
Stephen C. Patrick	96,045,788	774,379	6,359,842
Barry W. Perry	95,700,888	1,119,279	6,359,842
John C. Waddell	59,752,491	37,067,676	6,359,842

Proposal  2 —  The ratification of the appointment of  Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2011

The shareholders were asked to ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm. The appointment was ratified with 102,346,842 shares voting for, 789,394 shares voting against, and 43,773 shares abstaining.

Proposal 3 – Advisory vote on Executive Compensation

    The shareholders were asked to approve, on an advisory basis, the compensation paid to the Company’s executive officers, as described in the Company’s Proxy.  The proposal was passed by the shareholders with 91,959,861 shares in favor, 4,462,626 shares against, 397,680 shares abstaining, and 6,359,842 broker non-votes.

Proposal 4 – Advisory vote on the frequency of the advisory vote on Executive Compensation

    The shareholders recommended that the advisory vote to approve the compensation of the Company’s executive officers occur every year, with the following non-binding vote:

Every	Every	Every
Year	Other Year	Third Year	Abstentions	Non-votes
76,854,586	290,117	19,230,633	444,831	6,359,842

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARROW ELECTRONICS, INC.

Date: May 3, 2011	By:	/s/ Peter S. Brown
Name: Peter S. Brown
Title: Senior Vice President